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                               ARTHUR ANDERSEN LLP
                                                             Exhibit 23(b)

                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 6, 1997 included or incorporated by reference in HBO & Company's Form 10-K for the year ended December 31, 1996.


Arthur Andersen LLP

Atlanta, Georgia
June 12, 1997

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